UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 13, 2024

GLOBAL INFRASTRUCTURE FINANCE & DEVELOPMENT AUTHORITY,INC.

(Exact Name of Registrant as Specified in its Charter)

Pennsylvania	001-42405	81-235-9040
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2575 Eastern Blvd., Suite 105, York, PA 17402

(Address of principal executive offices)

717-318 9281

(Registrant's telephone number, including area code)

N/A

(Former Name or former address if changed from last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Item 8.01 Other Events

This is an amendment to the Form 10 with filing date November 12, 2024. The title of Item 9.01 has been changed from “GIFDA Disclosure Documents Policy” to “GIFDA General Exempt Disclosure Documents”. The final version of Item 99.3 “Private Placement Memorandum” is provided. The title of Item 99.5 has been changed from “GIFDA Investor Presentation for the Project” to “Project Alabama – Investor Presentation”. Also, the final page of Item 99.5 has been updated. All other elements of the November 12 filing shall remain in full force and effect.

This is an amendment.

See all attached files:

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

9.01*	GIFDA General Exempt Disclosure Documents
99.3	Private Placement Memorandum
99.5	Project Alabama – Investor Presentation

*	Previously filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

November 18th, 2024

GLOBAL INFRASTRUCTURE FINANCE & DEVELOPMENT AUTHORITY, INC

/s/ Robert Choiniere
CEO and Director

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